Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER FURNISHED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

         I, Laidacker M. Seaberg, President and Chief Executive Officer of MGP Ingredients, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 12, 2003

                                        /s/Laidacker M. Seaberg
                                           Laidacker M. Seaberg
                                           President and Chief Executive Officer

[A signed original of this written statement required by Section 906 has been provided to MGP Ingredients, Inc. and will be retained by MGP Ingredients, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]